UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 15, 2004

Commission file number:  0-9165

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STRYKER CORPORATION
(Exact name of registrant as specified in charter)

Michigan	38-1239739
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2725 Fairfield Road, Kalamazoo, Michigan	49002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (269) 385-2600

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ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            Stryker Corporation issued a press release on April 15, 2004 announcing its first quarter 2004 operating results.  A copy of this press release is attached hereto as Exhibit 99.1.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRYKER CORPORATION
(Registrant)

April 15, 2004	/s/ DEAN H. BERGY
Date	Dean H. Bergy
Vice President,
Chief Financial Officer and Secretary
(Principal Financial Officer)

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EXHIBIT INDEX

99.1	Press release dated April 15, 2004